Exhibit 10.3

                                ESCROW AGREEMENT

ESCROW AGREEMENT dated as of August 24, 1999 (this "Agreement")

AMONG:

         GOLDEN STAR RESOURCES LTD. ("Golden Star"), a Canadian corporation

AND

         TD SECURITIES (USA) INC. (the "Agent")

AND

         INTERNATIONAL FINANCE CORPORATION ("IFC"), as representative of the sellers named in Schedule B attached hereto (the "Sellers")

AND

         IBJ WHITEHALL BANK & TRUST COMPANY (the "Escrow Agent")

WHEREAS:

A. Golden Star and the Agent entered into an Agency Agreement dated August 16, 1999 (the "Agency Agreement"; terms defined in the Agency Agreement and not otherwise defined herein having the meanings ascribed to them in the Agency Agreement), pursuant to which the Agent agreed to act as Golden Star's exclusive Agent, on a best efforts basis, in connection with the issuance and sale by Golden Star of the Securities (the "Offering");

B. The gross proceeds of the Offering to Golden Star are U.S.$7,616,500 (the "Gross Proceeds"), such Gross Proceeds representing the sum of the proportionate amounts paid by separate investors purchasing the Securities (each an "Investor" and collectively the "Investors");

C. It is contemplated under the Agency Agreement that the Agent will, on the Closing Date of the Offering (being the date hereof), deposit or cause to be deposited on behalf of the Investors into escrow 50% of the Gross Proceeds in cash, being the sum of U.S.$3,808,250 (the "Agency Escrow Amount");

D. It is also contemplated under the Agency Agreement that Golden Star will, upon completion of the Bogoso Acquisition, pay to the Agent the sum of U.S.$209,453.75 in respect of the balance of the fees payable to the Agent in connection with the Offering;

E. It is contemplated by Golden Star, the Agent and IFC that, in respect of the completion of the Bogoso Acquisition, Golden Star is to pay to the Sellers of the Bogoso Gold Mine that is the
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         subject of the Bogoso Acquisition the Agency Escrow Amount, together with a further sum of U.S.$691,750 (the "Bogoso Acquisition Balance"), so that the Sellers will receive the aggregate sum of U.S.$4,500,000 upon completion of the Bogoso Acquisition;

F. In order to address the interests of the various parties referred to in Recitals C, D and E above, on the Closing Date, the Agent will deposit or cause to be deposited into escrow on behalf of the Investors the Agency Escrow Amount, and Golden Star will deposit or cause to be deposited into escrow the sum of U.S.$901,203.75 (being the aggregate amount of the Agent's Fee and the Bogoso Acquisition Balance), so that a total of U.S.$4,709,453.75 (the "Escrow Amount") shall have been deposited into escrow, which Escrow Amount is to be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement;

G. It is also contemplated under the Agency Agreement that Golden Star will, on the Closing Date, deposit or cause to be deposited into escrow all of the Securities sold pursuant to the Offering, which consist of U.S.$4,155,000 principal amount of Debentures, 831,000 Four-Year Warrants, 6,923,000 Shares, and 3,461,500 Warrants (collectively, the "Escrow Securities") and which Escrow Securities are to be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement;

H. A copy of the Agency Agreement has been delivered to the Escrow Agent, and the Escrow Agent is willing to act as the Escrow Agent hereunder; and

I. The Escrow Agent will hold (i) the Escrow Amount and (ii) the Escrow Securities in Account No. ES-404 at IBJ Whitehall Bank & Trust Company, New York, New York, ABA No. 026007825, Attention: A. Justiniano, Corporate Trust Department, Reference: Golden Star Resources Escrow Account (the "Escrow Account").

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and in the Agency Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

1.       Appointment and Agreement of Escrow Agent.

         Golden Star, the Agent and IFC hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, escrow agent upon the terms and conditions of this Agreement.

2.       Purpose of the Escrow Account.

         Golden Star and the Agent hereby represent to the Escrow Agent that the Escrow Amount and the Escrow Securities are being deposited with the Escrow Agent and are to be held by the Escrow Agent in the Escrow Account for the purpose of securing the completion by Golden Star of the Bogoso Acquisition.

3.       Establishment of the Escrow Account.

         (a) Pursuant to Section 2 of the Agency Agreement, on the date hereof, the Agent shall deliver to the Escrow Agent the Agency Escrow Amount and Golden Star shall deliver to the Escrow Agent the issued certificates for the Escrow Securities evidencing the names of the registered holders of the Escrow Securities and, for each type of Escrow Securities, the respective amounts of such Escrow Securities held by

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

                  each Investor. In addition, on the date hereof, Golden Star shall deliver to the Escrow Agent the sum of U.S.$901,203.75 which, together with the Agency Escrow Amount, constitute the Escrow Amount.

         (b) The Escrow Agent shall hold (i) the Escrow Amount and all interest and other amounts earned thereon (collectively, the "Escrow Funds") and (ii) the Escrow Securities, in escrow pursuant to this Agreement, in the Escrow Account.

         (c) Each of the Agent and Golden Star confirms to the Escrow Agent and to each other that the Escrow Funds and the Escrow Securities are free and clear of all encumbrances except as may be created by this Agreement and the Agency Agreement.

4. Release of Escrow Funds and Escrow Securities from the Escrow Account.

         (a) In the event that the Bogoso Acquisition is to be completed on or before December 10, 1999:

                  (i) U.S.$4,500,000 of the Escrow Funds are to be released to IFC at the closing of the Bogoso Acquisition (the "Bogoso Acquisition Closing Time") and, for this purpose, Golden Star, the Agent and IFC shall give to the Escrow Agent joint written notice executed by Golden Star, the Agent and IFC of the Bogoso Acquisition Closing Time. The said notice shall be given by Golden Star, the Agent and IFC to the Escrow Agent no earlier than 4:00 p.m. (New York time) on the second "Business Day" (meaning herein a business day in the City of New York) preceding the day of the closing of the Bogoso Acquisition and no later than 10:00 a.m. (New York time) on the Business Day immediately preceding the day of the closing of the Bogoso Acquisition. Such notice shall be given by telecopier and the party telecopying the notice (whether Golden Star, the Agent or IFC) shall, immediately following the completion of the telecopy transmission, telephone the Escrow Agent at the telephone number set out in Section 10 hereof to obtain verbal confirmation of the Escrow Agent's receipt of the notice. Upon the Escrow Agent's receipt of such notice, the Escrow Agent shall promptly arrange for the release of U.S.$4,500,000 of the Escrow Funds from the Escrow Account and arrange to deliver or cause to be delivered to IFC, by the Bogoso Acquisition Closing Time, such U.S.$4,500,000 of the Escrow Funds by way of wire transfer of immediately available funds to such account as shall be specified by IFC in the said notice to the Escrow Agent,

                  (ii) upon completion of the Bogoso Acquisition, Golden Star and the Agent shall promptly give to the Escrow Agent joint written notice executed by Golden Star and the Agent of the completion of the Bogoso Acquisition and, upon the Escrow Agent's receipt of such notice, the Escrow Agent shall in the following order:

                           (A) immediately arrange for the release of U.S.$209,453.75 of the Escrow Funds from the Escrow Account and arrange to deliver or cause to be delivered to the Agent such U.S.$209,453.75 of the Escrow Funds by way of wire transfer of immediately available funds to such account as

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

                                    shall be specified by the Agent in the said notice to the Escrow Agent, and

                           (B) immediately arrange for the release of the balance, if any, of the Escrow Funds from the Escrow Account and arrange to deliver or cause to be delivered to Golden Star such remaining balance of the Escrow Funds by way of wire transfer of immediately available funds to such account as shall be specified by Golden Star in the said notice to the Escrow Agent, and

                  (iii) upon the completion of the Bogoso Acquisition, Golden Star and the Agent shall promptly give to the Escrow Agent joint written notice executed by Golden Star and the Agent of the completion of the Bogoso Acquisition and, upon the Escrow Agent's receipt of such notice, the Escrow Agent shall immediately arrange to release from the Escrow Account to each Investor the certificates for the Escrow Securities registered in the name of such Investor and, subject to being provided with the address of record for such Investor if not already appearing on a particular certificate for the Escrow Securities held by such Investor, arrange to deliver or cause to be delivered such certificates for the Escrow Securities to such Investor.

         (b) In the event that the Bogoso Acquisition is not completed by the earlier of December 10, 1999 and the date on which the Bogoso Acquisition is terminated or abandoned (the "Failure to Complete"), Golden Star, the Agent and IFC shall, by 4:30 p.m. (New York time) on the next Business Day following the Failure to Complete date, give to the Escrow Agent joint written notice executed by Golden Star, the Agent and IFC of such Failure to Complete and Golden Star shall promptly send written notice of such Failure to Complete to each Investor (the manner and procedure for giving such notice to each Investor shall be as provided for in the Supplemental Indenture dated as of the date hereof (the "Supplemental Indenture") between Golden Star and IBJ Whitehall Bank & Trust Company, as trustee). Within three Business Days after the Escrow Agent's receipt of the notice to it, the Escrow Agent shall:

                  (i) arrange to release from the Escrow Account and, subject to being provided with addresses and/or wiring instructions for bank accounts of each of the Investors, as applicable, arrange to deliver or cause to be delivered to each of the Investors:

                           A. the Investor's pro rata portion of the Agency Escrow Amount attributable to the number of Units purchased by such Investor, together with accrued interest in respect of such amount less any Canadian withholding taxes,

                           B. certificates for 50% of the total number of Shares and 50% of the total number of Warrants registered in the name of the Investor,

                           C. certificates for 50% of the total number of Four-Year Warrants registered in the name of the Investor, and

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

                           D. certificates for 100% of the total principal amount of the Debentures registered in the name of the Investor, and

                  (ii) arrange to release from the Escrow Account and deliver to Golden Star:

                           (A) the certificates for the remaining 50% of the total number of Shares and the remaining 50% of the total number of Warrants held in the Escrow Account,

                           (B) the certificates for the remaining 50% of the total number of the Four-Year Warrants held in the Escrow Account,

                           (C) the portion of the Agency Escrow Amount derived from the sale of Debentures (and Four-Year Warrants), together with all interest earned on such portion of the Agency Escrow Amount, by way of wire transfer of immediately available funds to such account as shall be specified by Golden Star in the notice to the Escrow Agent, and

                           (D) all remaining funds in the Escrow Account by way of wire transfer of immediately available funds to such account as shall be specified by Golden Star in the notice to the Escrow Agent.

         (c) In the event of a Failure to Complete and following the Escrow Agent's satisfaction of the requirements set out in Section 4(b) above, Golden Star shall:

                  (i) promptly cancel the certificates for the Shares, Warrants and Four-Year Warrants returned to Golden Star and the securities represented thereby, and

                  (ii) as soon as possible but in any event within 30 days of the Failure to Complete date, repurchase from each Investor on a pro rata basis 50% of the principal amount of the Debentures outstanding, in accordance with the special mandatory right of redemption set out in the Debentures and the Supplemental Indenture in the event of such Failure to Complete, at a purchase price equal to the principal amount of such Debentures plus all accrued and unpaid interest thereon.

5. Maintenance of the Escrow Account; Termination of the Escrow Account.

         (a) The Escrow Agent shall continue to maintain the Escrow Account, until the earlier of (i) the time at which there shall be no Escrow Securities and no Escrow Funds in the Escrow Account and (ii) the termination of this Agreement.

         (b) Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the termination of the Escrow Account, the Escrow Agent shall, if so instructed in a joint writing signed by Golden Star, the Agent and IFC, release from the Escrow Account, as instructed, to (i) Golden Star, the Agent or IFC, as directed in such writing, the amount of the Escrow Funds in cash so instructed (and if such cash is not available, shall liquidate such investments in respect of the Escrow Funds

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

                  as are necessary to make such payment) and/or (ii) any Investors, as directed in such writing, certificates for the Escrow Securities so instructed.

6.       Investment of Escrow Funds.

         The Escrow Agent shall invest and reinvest moneys on deposit in the Escrow Account in short-term United States treasury obligations, unless joint written notice to the contrary executed by Golden Star and the Agent is given to the Escrow Agent. Such United States treasury obligations shall initially have a maturity date that is on or about, but no later than, September 3, 1999. If the Escrow Agent shall not have received the notice referred to in Section 4(a)(i) hereof by 10:00 a.m. (New York time) on September 3, 1999, the successive terms of the investments shall be such that the investments may be liquidated on eight hours' notice, unless joint written notice to the contrary executed by Golden Star and the Agent is given to the Escrow Agent. Notwithstanding the foregoing provisions of this Section 6, if necessary to satisfy any required or permitted distributions under this Agreement, the Escrow Agent may sell or liquidate, in its sole discretion, any one or more investments made with respect to the moneys on deposit in the Escrow Account prior to maturity and the Escrow Agent shall not be liable to Golden Star, the Agent, IFC or the Investors for any loss or penalties resulting from or relating to such sale or liquidation.

7. Assignment of Rights to the Securities or Escrow Funds; Assignment of Obligations; Successors.

         This Agreement may not be assigned by operation of law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties); provided, however, that the Agent may assign this Agreement to an affiliate of the Agent without the consent of the other parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns.

8.       Escrow Agent.

         (a) Except as expressly contemplated by this Agreement or by joint written instructions executed by the Agent, Golden Star and IFC, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Escrow Securities or the Escrow Funds, except pursuant to an order of a court of competent jurisdiction.

         (b) The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.(c)In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

         (c) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence,

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

                  bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         (d) The Escrow Agent shall have no duty as to the collection or protection of the Escrow Account, the Escrow Securities, the Escrow Funds or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

         (e) As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Escrow Agent shall receive a fee in the amount specified in Schedule A to this Agreement and shall be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel (using one United States counsel and, to the extent necessary, one Canadian counsel), if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement. All such fees and expenses shall be the responsibility of Golden Star.

         (f) Golden Star shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense (including, without limitation, reasonable attorneys' fees) incurred without gross negligence, bad faith or wilful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement. The obligations pursuant to this Section 8(g) shall survive termination of this Agreement and remain in full force and effect.

         (g) The Escrow Agent may at any time resign by giving 20 Business Days' prior written notice of resignation to Golden Star, the Agent and IFC. Golden Star, the Agent and IFC may at any time jointly remove the Escrow Agent by giving 10 Business Days' written notice signed by each of them to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent (which shall be a bank or trust company having an office in the Borough of Manhattan in the City of New York and which shall be acceptable to Golden Star, the Agent and IFC, acting reasonably) shall be appointed by written instrument executed by Golden Star, the Agent and IFC and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of Golden Star, the Agent, IFC or the successor Escrow Agent, execute and deliver to such successor Escrow Agent all the right, title and interest hereunder in and to the Escrow Account of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within 10 Business Days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Escrow Securities and the Escrow Funds until the earliest of its receipt of designation of a successor Escrow Agent, a joint written instruction by Golden Star, the Agent and IFC, and termination of this Agreement in accordance with its terms.

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

9.       Termination.

         This Escrow Agreement shall terminate on the date on which (a) there are no Escrow Securities remaining in the Escrow Account, and (b) there are no Escrow Funds remaining in the Escrow Account.

10.      Notices.

         All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made by delivery (except notices delivered pursuant to Section 4(a)(i) hereof) or by telecopier, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10):

         (a)      if to Golden Star:
                  1660 Lincoln Street, Suite 3000
                  Denver, Colorado, U.S.A  80264
                  Telecopier:       (303) 830-9094
                  Telephone:        (303) 894-4613 or (303)830-9000
                  Attention:        President

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York, U.S.A.  10019-6064
                  Telecopier:       (212)757-3990
                  Telephone:        (212)373-3024
                  Attention:        Mr. Edwin S. Maynard

                  with a copy to:

                  Koffman Kalef
                  19th Floor, 885 West Georgia Street
                  Vancouver, British Columbia, Canada  V6C 3H4
                  Telecopier:       (604)891-3788
                  Telephone:        (604)891-3606
                  Attention:        Mr. Bernard G. Poznanski

         (b)      if to the Agent:
                  TD Securities (USA) Inc.
                  c/o TD Securities Inc.
                  55 King Street West, 8th Floor
                  Toronto Dominion Bank Tower
                  Toronto-Dominion Centre
                  Toronto, Ontario, Canada  M5K 1A2
                  Telecopier:       (416)983-3176
                  Telephone:        (416)308-4135
                  Attention:        Mr. Greg McKnight

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

                  with a copy to:

                  Shearman & Sterling
                  Commerce Court West
                  Suite 4405, 199 Bay Street
                  P.O. Box 247
                  Toronto, Ontario, Canada  M5L 1E8
                  Telecopier:       (416)360-2958
                  Telephone:        (416)360-2958
                  Attention:        Mr. Brice T. Voran

         (c)      if to IFC:
                  International Finance Corporation
                  2121 Pennsylvania Avenue N.W.
                  Washington, D.C., U.S.A.  20433
                  Telecopier:       (202)974-4342
                  Telephone:        (202)473-5290
                  Attention:        Mr. David Harris

         (d)      if to the Escrow Agent:
                  IBJ Whitehall Bank & Trust Company
                  Corporate Finance Department
                  One State Street
                  New York, New York, U.S.A.  10004
                  Telecopier:       (212)858-2952
                  Telephone:        (212)858-2815
                  Attention:        Mr. Luis Perez

11.      Governing Law.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within that State.

12.      Amendments.

         This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Golden Star, the Agent, IFC and the Escrow Agent or (b) by a waiver in accordance with
         Section 13 of this Agreement.

13.      Waiver.

         Any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, or (b) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

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

14.      Severability.

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

15.      Entire Agreement.

         This Agreement and the Agency Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among Golden Star, the Agent, IFC and the Escrow Agent with respect to the subject matter hereof.

16.      No Third Party Beneficiaries.

         This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

17.      Submission to Jurisdiction.

         Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the Federal courts in the southern district of the State of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The submission by IFC to the jurisdiction of such courts does not constitute a waiver by it of the immunities and privileges granted to it under any international instrument or applicable law.

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

18.      Headings.

         The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

19.      Counterparts.

         This Agreement may be executed by telecopier and in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                        GOLDEN STAR RESOURCES LTD.

                                        By: /s/ Louis O. Peloquin
                                        -------------------------
                                        Name:  Louis O. Peloquin
                                        Title: Vice President, General Counsel
                                               and Secretary


                                        TD SECURITIES (USA) INC.

                                        By: /s/ Mario da Ponte
                                        ----------------------
                                        Name:  Mario da Ponte
                                        Title: Vice President and Director


                                        INTERNATIONAL FINANCE CORPORATION

                                        By: /s/ Douglass Craig
                                        ----------------------
                                        Name:  Douglass Craig
                                        Title: Acting Manager


                                        IBJ WHITEHALL BANK & TRUST COMPANY

                                        By: /s/ Luis Perez
                                        ------------------
                                        Name:  Luis Perez
                                        Title: Assistant Vice President

                                   SCHEDULE A

[Escrow Agent Fees]

                                   SCHEDULE B

                                 List of Sellers

Bank Austria AG

Bank Austria Cayman Islands Ltd.

Banque Internationale a Luxembourg

CLIFAP

Credit Lyonnais

DEG-Deutsche Investitions und Entwicklungsgesellschaft mbH

DB (Belgium) Finance N.V.

Ecobank Transnational Incorporated

International Finance Corporation

Societe Generale

The Sumitomo Bank, Limited